SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005

ARQULE, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 Presidential Way
Woburn, MA

(Address of principal executive offices)

01801

(Zip code)

(781) 994-0300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1 Form of Agreement of Purchase and Sale
EX-10.2 Form of Lease
EX-99.1 Press Release dated May 2, 2005
EX-99.2 Pro Forma Financial Information

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

     On April 29, 2005, we disclosed in our Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2005 that we had entered into a purchase and sale agreement whereby we agreed to sell our corporate headquarters in Woburn, Massachusetts to ARE-MA Region No. 20, LLC, an affiliate of Alexandria Real Estate Equities, Inc. (“the Purchaser”) and simultaneously lease the facility from the Purchaser. On May 2, 2005, we completed the transaction by conveying the real estate in exchange for the purchase price and entering into a lease with the Purchaser, as landlord. At closing, the Purchaser acquired two parcels of land and our headquarters building in exchange for payment to us of approximately $40.1 million. We leased our existing facility and the land on which it is situated for a period of ten years at an initial annual rate of approximately $2.9 million, subject to annual escalations. We are also responsible for all real property taxes, and specified insurance and maintenance costs (other than repair for structural elements). We have options to extend the lease for up to an additional ten years. We did not lease the remaining adjacent parcel of land conveyed to the Purchaser. The press release announcing completion of the transaction is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The forms of the purchase and sale agreement and lease are attached as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

     The information set forth above in Item 1.01 of this current report on Form 8-K regarding the sale of land and our headquarters building is hereby incorporated into this Item 2.01 by reference. Unaudited pro forma condensed consolidated financial information relating to the transaction is attached as Exhibit 99.2 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

10.1	Form of Agreement of Purchase and Sale
10.2	Form of Lease
99.1	Text of Press Release
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC. (Registrant)
/s/ Louise A. Mawhinney
Louise A. Mawhinney
Vice President, Chief Financial Officer, Treasurer and Secretary.

Date: May 6, 2005